UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2011

RAMTRON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS:

On October 20, 2011, a portion of an incomplete draft of a Form 10-Q for the fiscal quarter ended September 30, 2011 (the “10-Q Draft”) was erroneously filed with the Securities and Exchange Commission (the “SEC”) by the EDGAR filing agent of Ramtron International Corporation (the “Registrant”) without authorization or direction from the Registrant. The Registrant and the filing agent are working to have the erroneous filing removed from the SEC EDGAR system as soon as possible. Investors should disregard all information contained in the 10-Q Draft on the SEC’s EDGAR system until it is removed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS:

(d)	Exhibits:

99.1	Press Release of Ramtron International Corporation dated October 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Eric A. Balzer
Eric A. Balzer
Chief Executive Officer
(Principal Executive Officer and
Duly Authorized Officer of the Registrant)

Dated: October 21, 2011